UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04024

Exact name of registrant as specified in charter:	Dryden California Municipal Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2007

Date of reporting period:	8/31/2007

Item 1	– Reports to Stockholders

AUGUST 31, 2007	ANNUAL REPORT

Dryden California Municipal Fund/California Income Series

FUND TYPE

Municipal bond

OBJECTIVE

Maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Series’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

October 15, 2007

Dear Shareholder:

We hope you find the annual report for the California Income Series informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden California Municipal Fund/California Income Series

Dryden California Municipal Fund/California Income Series	1

Your Series’ Performance

Series objective

The investment objective of the Dryden California Municipal Fund/California Income Series is to maximize current income that is exempt from California state and federal income taxes, consistent with the preservation of capital. There can be no assurance that the Series will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.97%; Class B, 1.17%; Class C, 1.67%; Class Z, 0.67%. Net operating expenses apply to: Class A, 0.92%; Class B, 1.17%; Class C, 1.42%; Class Z, 0.67%, after contractual reduction through 12/31/2007.

Cumulative Total Returns as of 8/31/07
	One Year	Five Years	Ten Years
Class A	1.55%	20.96%	61.12%
Class B	1.29	19.45	56.84
Class C	1.04	17.98	52.99
Class Z	1.80	22.60	65.01
Lehman Brothers Municipal Bond Index[1]	2.30	22.61	67.36
Lipper California (CA) Muni Debt Funds Avg.[2]	0.66	19.50	55.73

Average Annual Total Returns[3] as of 9/30/07
	One Year	Five Years	Ten Years
Class A	-1.74%	2.79%	4.42%
Class B	-2.77	3.21	4.57
Class C	0.87	3.12	4.31
Class Z	2.70	3.91	5.10
Lehman Brothers Municipal Bond Index[1]	3.10	4.02	5.32
Lipper California (CA) Muni Debt Funds Avg.[2]	1.47	3.38	4.53

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Distributions and Yields as of 8/31/07
	Total Distributions Paid for 12 Months	30-Day SEC Yield	Taxable Equivalent 30-Day Yield[4] at Tax Rates of
			33%	35%
Class A	$0.56	3.60%	5.92%	6.11%
Class B	$0.54	3.51	5.78	5.95
Class C	$0.51	3.26	5.36	5.53
Class Z	$0.59	4.00	6.58	6.78

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 4.00%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed.

2The Lipper CA Muni Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper CA Muni Debt Funds category for the periods noted. Funds in the Lipper Average limit their assets to those securities that are exempt from taxation in California.

3The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

4Taxable equivalent yields reflect federal and applicable state tax rates.

Investors cannot invest directly in an index. The returns for the Lehman Brothers Municipal Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Dryden California Municipal Fund/California Income Series	3

Your Series’ Performance (continued)

Five Largest Issues expressed as a percentage of net assets as of 8/31/07
So. California Pub. Pwr. Auth., Palo Verde Proj., 7/01/16, Zero Coupon	4.9%
Orange Cnty. Loc. Trans. Auth., Sales Tax Rev, 2/14/11, 6.20%	4.2
California St. Pub. Wks. Brd., Mental Hlth. Coalinga, Ser. A, 6/01/18, 5.50%	2.8
So. California Pub. Pwr. Auth., PNC GIC Pwr. Proj., 7/01/10, 6.75%	2.5
Foothill/Eastern Trans. Corr. Agcy. Rev., Toll Rd., Ser. A, 1/01/13, 7.15%	2.3

Issues are subject to change.

Credit Quality* expressed as a percentage of net assets as of 8/31/07
Aaa	47.9%
Aa	8.1
A	14.2
Baa	11.4
Ba	1.1
B	0.4
Not Rated	16.5
Total Investments	99.6
Other assets in excess of liabilities	0.4
Net Assets	100.0%

* Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

Credit quality is subject to change.

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Strategy and Performance Overview

How did the Series perform during the reporting period?

The California Income Series Class A shares returned 1.55% for the 12-month reporting period ended August 31, 2007, trailing the 2.30% of the Lehman Brothers Municipal Bond Index (the Index) but outperforming the 0.66% of the Lipper California Municipal Debt Funds Average.

What were conditions like in the municipal bond market?

Shortly before the reporting period began in September 2006, the Federal Reserve (the Fed) paused from its latest round of increases in short-term interest rates that were aimed at gradually reining in economic growth in the United States. The housing market had already begun to cool, and in the autumn of 2006, there was speculation in the financial markets that growth might slow to the extent that the Fed would lend the economy a helping hand by easing monetary policy in early 2007. The expectation of lower interest rates encouraged investors to accept lower yields on municipal bonds in the first months of the reporting period, which boost their prices, as bond prices move inversely to yields.

Changing perceptions about economic conditions, inflation, and the outlook for monetary policy triggered periods of volatility in the fixed income markets, including municipal bonds in 2007. Despite signs of moderating economic growth, the Fed stressed that inflation remained its primary concern. Therefore, it refrained from cutting short-term rates to encourage business activity because faster growth might boost inflation. And while delinquencies and foreclosures rose on subprime mortgages (home loans made to borrowers with poor credit histories), the Fed initially suggested the problem would probably be contained. However, fallout from the subprime mortgage crisis and the weak housing industry spread to the broader economy and financial markets.

The turmoil in financial markets triggered a flight to quality late in the period, as investors flocked to the relative safety of U.S. Treasury securities and generally shunned riskier assets. While the subprime mortgage crisis did not cause specific credit quality problems in the tax-exempt market, municipal bonds still underperformed Treasurys during the period, despite the high quality of most tax-exempt debt securities. The Fed acted to restore normalcy, injecting liquidity into the financial system in August by cutting the discount rate it charges banks to borrow money from its discount window.

California is one of the states with the most widespread subprime mortgage problem. While the considerable number of mortgage holders affected only represents a small portion of the state’s population of more than 36 million, the subprime mortgage

Dryden California Municipal Fund/California Income Series	5

Strategy and Performance Overview (continued)

troubles could still be viewed as a harbinger of further economic weakness in the Golden State. That said, California has recently kept its finances in balance, and its budget for the current fiscal year anticipates a continuation of this trend. However, since adoption of the fiscal year 2008 budget, total revenues are below projections. There is also an expected budget gap for the 2009 fiscal year, but recognizing this projected shortfall early gives California ample time to address the matter.

Did the Series invest in sectors of the municipal market that were pressured the most by the subprime mortgage crisis?

The Series did not have direct exposure to subprime mortgages, but it did have indirect exposure. It held bonds issued by municipal entities whose proceeds were used to purchase natural gas on a long-term basis for customers of municipal utilities. This allows the utilities to arrange a dependable supply of natural gas at favorable prices. Ratings of these natural gas prepayment bonds are typically based on the lowest rating of the company that provides a performance guarantee for the natural gas supplier. In the majority of cases, this company is a Wall Street brokerage firm with an AA rating. Concern about the involvement of Wall Street brokerage firms in the subprime mortgage business had a negative impact on natural gas prepayment bonds, as did the large amount of natural gas prepayment bonds issued during the reporting period. The Series held bonds of Roseville Natural Gas Financing Authority that detracted from its returns.

The subprime mortgage meltdown caused a credit crunch in which some companies that were being taken over by private equity firms encountered difficulty issuing new bonds whose proceeds were intended to help pay for these leveraged buyout (LBO) deals. The disruption in the LBO arena created uncertainty in the corporate bond market, which in turn pressured corporate-backed municipal bonds. Overall, having a larger exposure to corporate-backed municipal bonds than the Index detracted from the Series’ returns.

How did special tax/assessment district bonds perform?

Special tax/assessment district bonds remained the Series’ largest sector concentration and an overweight exposure compared to the Index. These bonds are used to help finance the development of public infrastructure for residential communities in California where special taxes levied on parcels of land pay debt service on the bonds. Security selection of special tax/assessment district bonds enhanced the Series’ results during the fiscal year. In particular, we emphasized seasoned bonds, which are those from well-established districts. We avoided districts that were in the early developmental stages. This proved to be beneficial, as we were able to largely avoid the fallout from the weak real estate market.

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How did the Series’ tobacco-related holdings perform?

The Series’ smaller exposure to tobacco-related bonds than the Index enhanced its relative performance as that sector significantly underperformed the broader municipal market for the reporting period. Early in the year, lower rated tobacco-related debt securities cheapened as a large number of these bonds were issued. The sector continued to weaken as the reporting period progressed, given that investors grew increasingly risk averse and a large number of new tobacco-related bonds were scheduled to be issued.

How did the Series’ housing bonds perform?

The Series held bonds of California Housing Finance Agency (the Agency) that had little exposure to subprime mortgages. The stated mission of the Agency is “to finance below market rate loans to create safe, decent, and affordable rental housing and to assist first-time homebuyers in achieving the dream of homeownership.” This essentially eliminates concern about it underwriting loans for speculative buyers. Additionally, the Agency is actively involved in servicing their loans, working with borrowers to mitigate losses in case of delinquencies and foreclosures. We are confident that the Agency maintained its strict underwriting standards that include requiring documentation and income verification on mortgages.

How was the Series affected by your interest-rate strategy?

Our interest-rate positioning produced mixed results during the reporting period. The municipal bond yield curve is a single line graph that depicts yields on similarly rated municipal bonds from the shortest to the longest maturities. It is usually positively sloped as shorter-term bonds have lower yields than longer-term bonds. We had a “yield curve flattener” strategy in place that had benefited the Series in prior years as yields on long-term bonds declined more than yields on short-term bonds, causing the slope of the municipal yield curve to flatten.

Based on our analysis of the market, we later moved to a more neutral position with regard to the municipal yield curve. This repositioning was a positive for the Series as the slope of the yield curve steepened when the aforementioned flight to quality caused longer-term bonds to sell off more than shorter-term bonds.

What other strategies affected the Series’ performance?

Several positions held by the Series, including bonds of Riverside California Unified School District and Santa Margarita California Water District, were pre-refunded during the reporting period and enhanced results. A pre-refunded bond is a security whose maturity is shortened when an issuer takes advantage of a decline in yields by issuing new bonds at lower interest rates. The proceeds of the new bond deal are

Dryden California Municipal Fund/California Income Series	7

Strategy and Performance Overview (continued)

used to purchase special government securities that are held in an escrow account. The government securities are used to pay interest on the pre-refunded bond until a predetermined date when the bond will be retired ahead of its original maturity. This process may reduce the issuer’s costs.

Compared to the Index, the Series had an underweight exposure to lower coupon bonds—generally securities with coupon rates below 5.0%. This worked well because these bonds performed poorly compared to bonds with higher coupon rates during the reporting period.

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Fees and Expenses (Unaudited)

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2007, at the beginning of the period, and held through the six-month period ended August 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Series’ transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Series, that you own. You should consider the additional fees that were charged to your Series account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on

Dryden California Municipal Fund/California Income Series	9

Fees and Expenses (continued)

the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden California Municipal Fund/ California Income Series		Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$988.90	0.89%	$4.46
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

Class B	Actual	$1,000.00	$987.60	1.14%	$5.71
	Hypothetical	$1,000.00	$1,019.46	1.14%	$5.80

Class C	Actual	$1,000.00	$986.30	1.39%	$6.96
	Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07

Class Z	Actual	$1,000.00	$991.20	0.64%	$3.21
	Hypothetical	$1,000.00	$1,021.98	0.64%	$3.26

* Series expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2007, and divided by the 365 days in the Series’ fiscal year ended August 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Series may invest.

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Portfolio of Investments

as of August 31, 2007

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

LONG-TERM INVESTMENTS 98.7%

Municipal Bonds
Abag Fin. Auth. For Nonprofit Corp. Rev.,
San Diego Hosp. Assoc., Ser. C	Baa1	5.375%	3/01/21	$1,665	$1,678,620
Schs. of Sacred Heart, Ser. A (Pre-refunded date 6/01/10)(e)	Baa3	6.45	6/01/30	1,500	1,620,780
Bay Area Toll Auth. Toll Brdg. Rev., San Francisco Bay Area, Ser. F	Aa3	5.00	4/01/31	2,000	2,054,700
Beaumont Fing. Auth. Loc. Agy. Rev., Rfdg., Ser. C-A.M.B.A.C.	Aaa	5.00	9/01/22	2,455	2,539,035
Berkeley Uni. Sch. Dist. Election of 2000, F.G.I.C., G.O.	Aaa	5.00	8/01/31	1,645	1,699,515
California County Tobacco Securitization Agcy.
Rev., Convertible, C.A.B.S. (Converts to 5.25% on 12/01/10)	Baa3	Zero	6/01/21	1,000	798,410
California Ed. Facs. Auth. Rev., Rfdg., Stanford Univ., Ser. R	Aaa	5.00	11/01/21	3,700	3,805,894
California Hlth. Facs. Fin. Auth., Rev., Ref. Cedars Sinai Med. Ctr.	A2	5.00	11/15/21	2,000	2,028,080
California Hsg. Fin. Agy. Rev., Home Mtge.-83,
Ser. A, C.A.B.S.	Aa2	Zero	2/01/15	7,805	4,316,632
California Infrastructure & Econ. Dev. Rev.,
Scripps Research Inst., Ser. A	Aa3	5.75	7/01/30	1,500	1,531,995
California Municipal Fin. Auth. Ed. Rev. Amern.
Heritage Ed. Foundation Proj., Ser. A	BBB-(c)	5.25	6/01/26	1,100	1,059,267

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	11

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

California Poll. Ctrl. Fin. Auth. Sld. Wste. Disp.
Rev., Wste. Mgmt., Inc. Proj., Ser. B, A.M.T.	BBB(c)	5.00%	7/01/27	$500	$454,280
California Poll. Ctrl. Fin. Auth. Rev. Rfdg.
Pacific Gas-D-Rmkt. A.M.T., F.G.I.C.	Aaa	4.75	12/01/23	2,500	2,452,650
California Rural Home Mtge. Fin. Auth., Sngl. Fam. Mtge. Rev., Mtge. Bkd. Secs., Ser. D, F.N.M.A., G.N.M.A., A.M.T.	AAA(c)	6.00	12/01/31	110	111,813
California St. Dept. Wtr. Res. Pwr. Rev., Ser. A	A1	5.00	5/01/17	3,320	3,441,147
California St.,
G.O.	A1	5.00	3/01/27	2,000	2,030,440
G.O., M.B.I.A.	Aaa	5.25	2/01/27	4,000	4,158,599
G.O. (Pre-refunded date 4/01/14)(e)	A1	5.50	4/01/30	225	247,361
G.O., Unrefunded Balance	A1	5.50	4/01/30	5	5,353
California St. Pub. Wks. Brd.,
Lease Rev., Dept. General Service, Ser. J	A2	5.25	6/01/28	750	769,200
Mental Hlth. Coalinga, Ser. A	A2	5.50	6/01/18	5,970	6,412,913
California Statewide Cmntys. Dev. Auth. Rev.,
Drew Sch.	NR	5.30	10/01/37	1,000	941,340
Irvine LLC, U.C.I. East Rfdg.	Baa2	5.00	5/15/32	2,000	1,868,160
Kaiser, Ser. C	A+(c)	5.25	8/01/31	1,000	1,008,460
Windrush Sch.	NR	5.50	7/01/37	1,000	963,070
California Statewide Cmntys. Dev. Auth. Spl. Tax No. 97-1, C.A.B.S.	NR	Zero	9/01/22	4,440	1,866,976

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Central Joint Pwrs., Hlth. Fin. Auth., Cmnty. Hosps., C.O.P. (Pre-refunded date 2/01/10)(e)	Baa2	6.00%	2/01/30	$2,000	$2,128,560
Chaffey Cmnty. Clg. Dist., Election of 2002,
Ser. C, G.O., M.B.I.A.	Aaa	5.00	6/01/27	2,500	2,573,725
Chico Redev. Agcy. Tax Alloc., Chico Amended & Merged Redev., A.M.B.A.C.	Aaa	5.00	4/01/30	1,445	1,473,221
Chula Vista Dev. Agcy. Rev., Rfdg. Tax Alloc. Sub. Bayfront, Ser. B	NR	5.25	10/01/27	1,540	1,489,827
Chula Vista Ind. Dev. Rev., San Diego Gas, A.M.T.	A1	5.00	12/01/27	1,000	983,670
Colton Joint Unified School Dist. G.O., F.G.I.C.	Aaa	5.25	2/01/21	1,830	1,947,468
Coronado Cmnty. Dev. Agcy. Tax Alloc., Dev. Proj., A.M.B.A.C.	Aaa	5.00	9/01/24	2,000	2,054,380
Corona-Norco Uni. Sch. Dist. Spec. Tax, Cmnty. Facs. Dist. No. 98-1, M.B.I.A.	Aaa	5.00	9/01/22	1,060	1,086,479
Davis Pub. Facs. Fin. Auth. Loc. Agy. Rev., Mace Ranch Area, Ser. A (Pre-refunded date 9/01/07)(e)	NR	6.60	9/01/25	1,325	1,351,500
El Dorado Cnty., Spec. Tax,
Cmnty. Facs., Dist. No. 92-1	NR	6.125	9/01/16	1,000	1,031,670
Cmnty. Facs., Dist. No. 92-1	NR	6.25	9/01/29	475	486,918
Folsom Pub. Fing. Auth. Spl. Tax Rev., Ser. A,
A.M.B.A.C.	AAA(c)	5.00	9/01/28	1,700	1,751,272

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	13

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Folsom Spec. Tax, Cmnty. Facs.,
Dist. No. 7, Broadstone	NR	6.00%	9/01/24	$2,450	$2,516,420
Dist. No. 10, (Pre-refunded date 9/01/09)(e)	NR	6.875	9/01/19	770	830,946
Dist. No. 10, Unrefunded Balance	NR	6.875	9/01/19	1,230	1,293,505
Foothill/Eastern Trans. Corr. Agcy. Rev., Toll
Rd., Sr. Lien,
Convertible C.A.B.S. (converts to 5.875% on 7/15/09)	Baa3	Zero	1/15/28	2,890	2,684,897
Ser. A (Pre-refunded Date 1/01/10)(e)	Aaa	7.15	1/01/13	4,750	5,208,754
Galt Jt. Un. High Sch. Dist., Election 2005,
Ser. B, F.G.I.C., G.O.	Aaa	5.00	8/01/31	1,310	1,342,252
Glendale Redev. Agcy. Tax Alloc., Central Glendale Redev. Proj., M.B.I.A.	Aaa	5.25	12/01/19	3,275	3,491,936
Golden St. Tobacco Securitization Corp. California Tobbaco Settlement Rev., Asset-Bkd, Sr. Ser. A-1	Baa3	5.75	6/01/47	2,000	1,942,060
Golden St. Tobacco Securitization Rev., Asset-Bkd., Ser. 2003-A-1 (Pre-refunded date 6/01/13)(e)	Aaa	6.75	6/01/39	2,700	3,100,518
Asset-Bkd., Ser. A, Convertible C.A.B.S.,
A.M.B.A.C. (converts to 4.60% on 6/01/10)	Aaa	Zero	6/01/23	3,000	2,416,890
Golden West Sch. Fin. Auth., Rev., Rfdg.
Ser. A., C.A.B.S., M.B.I.A.	Aaa	Zero	2/01/19	2,110	1,261,042

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

La Mesa-Spring Valley Sch. Dist., G.O., Election of 2002, Ser. B, C.A.B.S., F.G.I.C.	Aaa	Zero	8/01/23	$2,000	$941,500
La Quinta Redev. Agcy. Tax Alloc., M.B.I.A.,
Rfdg. Proj. Area No. 1	Aaa	7.30%	9/01/11	1,000	1,130,890
Lincoln Impvt. Bond Act of 1915, Pub. Rev., Fin.
Auth., Twelve Bridges	NR	6.20	9/02/25	2,540	2,618,156
Loma Linda Hospital Rev., Loma Linda Univ.
Med. Center, Ser. A	Baa1	5.00	12/01/20	2,000	1,965,640
Long Beach Hbr. Rev.,
Rfdg., Ser. A, A.M.T., F.G.I.C.	Aaa	6.00	5/15/19	3,000	3,395,850
Long Beach Redev. Agcy., Dist. No. 3, Spec. Tax
Rev. Pine Ave.(g)	NR	6.375	9/01/23	3,000	3,079,050
Los Angeles Cnty., Correctional Facs. Proj.,
C.O.P., M.B.I.A., E.T.M., C.A.B.S.(e)	Aaa	Zero	9/01/10	3,770	3,365,441
Lynwood Pub. Fin. Auth. Rev., Wtr. Sys.
Impvt. Proj.	NR	6.50	6/01/21	1,500	1,505,250
Metro. Wtr. Dist. of Southern California Waterworks Rev.,
Linked, S.A.V.R.S., R.I.B.S.	Aa2	5.75	8/10/18	2,000	2,243,120
Unrefunded Balance, Ser. A	Aa2	5.75	7/01/21	2,240	2,538,256
Natomas Uni. Sch. Dist., Election 2002, Ser. B, G.O., F.G.I.C.	Aaa	5.00	9/01/27	1,555	1,597,483
Norco Spec. Tax Cmnty. Facs., Dist. No. 97-1 (Pre-refunded Date 10/01/10)(e)	NR	7.10	10/01/30	1,320	1,474,902

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	15

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Ontario Special Assessment Impvt. Bond Act of 1915, Assmt. Dist. 100C, Cmnty. Ctr. III	NR	8.00%	9/02/11	$460	$480,511
Orange Cnty. Loc. Trans. Auth., Sales Tax Rev.,
Linked, S.A.V.R.S. & R.I.B.S., A.M.B.A.C., T.C.R.S.(f)	Aaa	6.20	2/14/11	9,000	9,684,719
Orange Cnty. Loc. Trans. Auth., Sales Tax Rev.,
Spec. Tax Rev., Linked, S.A.V.R.S., R.I.B.S.(g)	Aa2	7.756(h)	2/14/11	1,500	1,728,240
Perris Cmnty. Facs. Dist., Spec. Tax No. 01-2
Avalon, Ser. A	NR	6.25	9/01/23	2,000	2,111,120
Pico Rivera Wtr. Auth. Rev., Wtr. Sys. Proj.,
Ser. A, M.B.I.A.	Aaa	5.50	5/01/29	1,500	1,677,090
Pittsburg Redev. Agcy. Tax Alloc., Los Medanos
Cmnty. Dev. Proj.,
A.M.B.A.C., C.A.B.S.	Aaa	Zero	8/01/26	1,375	537,254
Ser. B, F.S.A. (Pre-refunded date 8/01/13)(e)	Aaa	5.80	8/01/34	2,700	3,034,206
Poway Cmnty., Facs., Dist. No. 88-1, Pkwy.
Bus. Ctr.	NR	6.75	8/15/15	1,000	1,036,130
Puerto Rico Comnwlth., R.I.T.E.S.-PA 642A,
G.O., M.B.I.A.(d)(g)	Aaa	5.75	7/01/10	4,000	4,227,240
Puerto Rico Comnwlth.,
Govt. Dev. Bk., Ser. C, G.O., A.M.T.	Baa3	5.25	1/01/15	1,000	1,052,720
Hwy. & Trans. Auth. Rev., Ser. G, F.G.I.C.	Aaa	5.25	7/01/17	1,260	1,350,972
Pub. Impt., Ser. A, G.O.	Baa3	5.25	7/01/30	1,000	1,021,900

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Puerto Rico Electric Pwr. Auth. Rev.,
Ser. TT	A3	5.00%	7/01/22	$750	$767,505
Ser. TT	A3	5.00	7/01/32	750	750,525
Rancho Mirage Jt. Pwrs. Fing. Auth. Rev.,
Eisenhower Med. Ctr., Ser. A	A3	5.00	7/01/47	2,500	2,395,475
Redding Elec. Sys. Rev., C.O.P., Linked
S.A.V.R.S.& R.I.B.S.,
M.B.I.A., partial E.T.M.(e)	Aaa	6.368	7/01/22	100	116,296
M.B.I.A., E.T.M.(e)(g)	Aaa	8.812(h)	7/01/22	3,090	4,097,093
Rio Vista Impvt. Bond Act of 1915, Assmt. Dist.
No. 96-1, River View Pt.	NR	7.50	9/02/22	1,565	1,612,091
Riverbank California Redev Agy, Ser. A	BBB(c)	5.00	8/01/27	2,910	2,762,085
Riverside Uni. Sch. Dist. Spec. Tax, Cmnty. Facs.,
Dist. No. 7, Ser. A (Pre-refunded date 9/01/10)(e)	NR	6.90	9/01/20	1,320	1,452,911
Dist. No. 7, Ser. A (Pre-refunded date 9/01/10)(e)	NR	7.00	9/01/30	1,000	1,103,370
Rocklin Uni. Sch. Dist., Ser. C, G.O., C.A.B.S.,
M.B.I.A.	Aaa	Zero	8/01/16	1,400	960,036
Roseville Nat. Gas Fing. Auth. Gas Rev.	Aa3	5.00	2/15/24	3,000	3,006,600
Sacramento City Fin. Auth. Tax Alloc. Comb, Proj.,
Ser. B, C.A.B.S., M.B.I.A.	Aaa	Zero	11/01/16	5,700	3,866,880
Ser. B, C.A.B.S., M.B.I.A.	Aaa	Zero	11/01/17	5,695	3,663,081
Sacramento Cnty. Santn. Dist. Fing. Auth. Rev.,
Var.-Rfdg. Regl., Ser. B, F.G.I.C., Fltg.	Aaa	4.121	12/01/35	1,000	975,120

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	17

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

Sacramento Mun. Utility Dist. Elec. Rev., Ser. N,
M.B.I.A.	Aaa	5.00%	8/15/28	$2,500	$2,528,525
San Diego Redev., Agcy., Tax Alloc., North Bay
Redev.	Baa1	5.875	9/01/29	3,000	3,073,140
San Diego Uni. Sch. Dist., Election of 1998,
Ser. B, G.O., M.B.I.A.	Aaa	6.00	7/01/19	1,000	1,159,840
San Francisco City & Cnty., Redev. Agcy. Lease Rev., George R. Moscone, C.A.B.S.	A1	Zero	7/01/09	2,000	1,862,260
San Joaquin Hills Trans. Corridor Agcy., Toll Rd.
Rev., Jr. Lien, C.A.B.S., E.T.M.(e)	Aaa	Zero	1/01/11	2,000	1,762,420
San Leandro Cmnty. Facs., Spec. Tax, Dist. No. 1	NR	6.50	9/01/25	2,160	2,208,384
Santa Margarita Wtr. Dist. Spec. Tax, Fac. Dist. 99-1 Escrow (Pre-refunded date 9/01/09)(e)	NR	6.25	9/01/29	1,960	2,087,616
Unrefunded Balance, Fac. Dist. 99-1 Escrow	NR	6.25	9/01/29	15	15,432
Santa Margarita, Dana Point Auth., Impv. Rev.,
Dists., 1-2-2A & 8, Ser. A, M.B.I.A.	Aaa	7.25	8/01/13	1,990	2,346,608
Dists., 3-3A-4 & 4A, Ser. B, M.B.I.A.	Aaa	7.25	8/01/14	2,000	2,398,380
Santa Maria Joint Union H.S. Dist., Election of
2004, C.A.B.S., G.O., F.G.I.C.	Aaa	Zero	8/01/29	1,250	421,513
Santa Monica Cmnty. College Dist., Election
2002, Ser. A, F.G.I.C., G.O., C.A.B.S.	Aaa	Zero	8/01/28	1,055	372,468

See Notes to Financial Statements.

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Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

So. California Pub. Pwr. Auth. Rev., Rfdg.,
Palo Verde Proj., Ser. C, A.M.B.A.C., E.T.M.,
C.A.B.S.(e)	Aaa	Zero	7/01/16	$16,325	$11,244,986
PNC GIC Proj. Rev.	A2	6.75%	7/01/13	1,000	1,141,190
PNC GIC Pwr. Proj.(f)	A2	6.75	7/01/10	5,265	5,664,928
Sulphur Springs Uni. Sch. Dist., Ser. A, G.O.,
M.B.I.A., C.A.B.S.	Aaa	Zero	9/01/11	3,000	2,577,600
Tobacco Securitization Auth. Northn. Calif. Rev., Asset-backed Tobacco Settlement, Ser. A	Baa3	5.50	6/01/45	2,000	1,885,040
Torrance Hosp. Rev., Torrance Mem. Med. Ctr., Ser. A	A1	6.00	6/01/22	2,000	2,125,640
Univ. California Bd. of Regents Hosp. Rev.,
UCLA Med. Ctr., Ser. A, A.M.B.A.C.	Aaa	5.25	5/15/30	2,000	2,065,460
Vallejo, Touro Univ., C.O.P.	Ba1	7.375	6/01/29	2,500	2,616,375
Valley Hlth. Sys., Hosp. Rev., Impvt. Proj., Ser. A	B-(c)	6.50	5/15/25	1,000	1,000,830

Total long-term investments (cost $213,440,659)					226,197,943

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	19

Portfolio of Investments

as of August 31, 2007 continued

Description (a)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 1)

SHORT-TERM INVESTMENTS 0.9%
California Hsg. Fin. Agy. Rev. Home Mtge., Ser.
2002-U, A.M.T., F.R.D.D., F.S.A.(b)	VMIG1	3.98%	9/04/07	$910	$910,000
California St. Mun. Secs. Tr. Rcpts., SGA 119,
F.G.I.C., G.O., F.R.D.D.(b)	A-1+(c)	4.00	9/04/07	1,100	1,100,000

Total short-term investments (cost $2,010,000)					2,010,000

Total Investments 99.6% (cost $215,450,659; Note 5)					228,207,943
Other assets in excess of liabilities(i)(j) 0.4%					824,248

Net Assets 100.0%					$229,032,191

a)	The following abbreviations are used in the portfolio descriptions:

A.M.B.A.C.—American Municipal Bond Assurance Corporation.

A.M.T.—Alternative Minimum Tax.

C.A.B.S.—Capital Appreciation Bonds.

C.O.P.—Certificates of Participation.

E.T.M.—Escrowed to Maturity.

F.G.I.C.—Financial Guaranty Insurance Company.

F.N.M.A.—Federal National Mortgage Association.

F.R.D.D.—Floating Rate (Daily) Demand Note.(b)

F.S.A.—Financial Security Assurance.

G.N.M.A.—Government National Mortgage Association.

G.O.—General Obligation.

M.B.I.A.—Municipal Bond Insurance Corporation.

R.I.B.S.—Residual Interest Bearing Securities.

R.I.T.E.S.—Residual Interest Tax-Exempt Securities.

S.A.V.R.S.—Select Auction Variable Rate Securities.

T.C.R.S.—Transferable Custodial Receipts.

NR—Not Rated by Moody’s or Standard & Poor’s.

The fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.

(b)	For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.

See Notes to Financial Statements.

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(c)	Standard & Poor’s rating.
(d)	Represents entire position utilized in the municipal tender option bond transaction. The principal amount of the inverse floater and the floating rate note (included in the liabilities) are $2,000,000 and $2,000,000, respectively.
(e)	All or partial escrowed to maturity and pre-refunded securities are secured by escrowed cash and/or U.S. guaranteed obligations.
(f)	All or portion of security segregated as collateral for financial futures contracts.
(g)	Indicates a security that has been deemed illiquid.
(h)	Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at August 31, 2007.
(i)	Includes $2,000,000 payable for the floating rate note issued.
(j)	Other assets in excess of liabilities include net unrealized depreciation on financial futures contracts as follows:

Open futures contracts outstanding at August 31, 2007:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at August 31, 2007	Unrealized Appreciation (Depreciation)
	Long Positions:
16	U.S. Treasury 2 Yr. Notes	Dec. 2007	$3,300,903	$3,298,500	$(2,403)
60	U.S. Treasury 5 Yr. Notes	Dec. 2007	6,410,675	6,402,187	(8,488)
17	U.S. Treasury 30 Yr. Bond	Dec. 2007	1,892,190	1,896,563	4,373

					$(6,518)

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2007 were as follows:

Special Tax/Assessment District	33.0%
Power	14.3
General Obligation	11.9
Transportation	7.2
Healthcare	7.2
Lease Backed Certificate of Participation	6.2
Education	5.8
Water & Sewer	3.9
Tobacco	3.4
Housing	1.9
Corporate Backed IDB & PCR	1.7
Tobacco Appropriated	1.1
Other	1.1
Short-Term Investments	0.9

Total Investments	99.6
Other assets in excess of liabilities	0.4

Net Assets	100.0%

Industry Classification is subject to change.

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	21

Statement of Assets and Liabilities

as of August 31, 2007

Assets
Unaffiliated investments, at value (cost $215,450,659)	$228,207,943
Cash	75,110
Interest receivable	2,651,588
Receivable for investments sold	1,443,536
Prepaid expenses	5,320
Receivable for Fund shares sold	216

Total assets	232,383,713

Liabilities
Payable for floating rate notes issued	2,000,000
Payable for Fund shares reacquired	663,928
Accrued expenses	271,436
Dividends payable	140,667
Management fee payable	97,591
Interest expense and fees payable	59,110
Distribution fee payable	55,258
Deferred trustees’ fees	29,485
Due to broker—variation margin	27,813
Transfer agent fee payable	6,234

Total liabilities	3,351,522

Net Assets	$229,032,191

Net assets were comprised of:
Shares of beneficial interest, at par	$217,018
Paid-in capital in excess of par	214,402,819

214,619,837
Undistributed net investment income	34,314
Accumulated net realized gain on investment transactions	1,641,824
Net unrealized appreciation on investments	12,736,216

Net assets, August 31, 2007	$229,032,191

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($195,617,434 ÷ 18,535,871 shares of beneficial interest issued and outstanding)	$10.55
Maximum sales charge (4.00% of offering price)	0.44

Maximum offering price to public	$10.99

Class B
Net asset value, offering price and redemption price per share
($19,290,652 ÷ 1,827,845 shares of beneficial interest issued and outstanding)	$10.55

Class C
Net asset value, offering price and redemption price per share
($8,487,778 ÷ 804,268 shares of beneficial interest issued and outstanding)	$10.55

Class Z
Net asset value, offering price and redemption price per share
($5,636,327 ÷ 533,781 shares of beneficial interest issued and outstanding)	$10.56

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	23

Statement of Operations

Year Ended August 31, 2007

Net Investment Income
Income
Unaffiliated interest	$11,595,055

Expenses
Management fee	1,090,721
Distribution fee—Class A	459,190
Distribution fee—Class B	102,028
Distribution fee—Class C	63,728
Custodian’s fees and expenses	83,000
Interest expense and fees	59,110
Reports to shareholders	50,000
Registration fees	50,000
Transfer agent’s fees and expenses (including affiliated expense of $40,000) (Note 3)	41,000
Audit fee	26,000
Legal fees and expenses	25,000
Trustees’ fees	12,000
Insurance expense	6,000
Miscellaneous	9,717

Total expenses	2,077,494
Less: Custodian fee credit (Note 1)	(1,223)

Net expenses	2,076,271

Net investment income	9,518,784

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	1,359,949
Financial futures transactions	(157,307)
Swap transactions	231,000

1,433,642

Net change in unrealized appreciation (depreciation) on:
Investments	(8,557,117)
Financial futures contracts	(6,007)

(8,563,124)

Net loss on investments	(7,129,482)

Net Increase In Net Assets Resulting From Operations	$2,389,302

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$9,518,784	$7,664,611
Net realized gain on investment transactions	1,433,642	1,649,711
Net change in unrealized appreciation (depreciation) on investments	(8,563,124)	(3,965,625)

Net increase in net assets resulting from operations	2,389,302	5,348,697

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(7,927,413)	(5,954,829)
Class B	(826,759)	(1,028,751)
Class C	(322,917)	(306,293)
Class Z	(253,421)	(221,589)

	(9,330,510)	(7,511,462)

Distributions from net realized gains
Class A	(1,202,569)	(948,007)
Class B	(156,158)	(206,629)
Class C	(70,150)	(54,843)
Class Z	(43,159)	(28,854)

	(1,472,036)	(1,238,333)

Series share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	14,485,395	10,110,283
Net asset value of shares issued in connection with merger (Note 8)	83,534,969	—
Net asset value of shares issued in reinvestment of dividends and distributions	6,096,910	4,719,036
Cost of shares reacquired	(37,489,297)	(30,223,599)

Net increase (decrease) in net assets from Series share transactions	66,627,977	(15,394,280)

Total increase (decrease)	58,214,733	(18,795,378)

Net Assets
Beginning of year	170,817,458	189,612,836

End of year(a)	$229,032,191	$170,817,458

(a) Includes undistributed net investment income of:	$34,314	$48,094

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	25

Notes to Financial Statements

Dryden California Municipal Fund—California Income Series (the “Fund”), is registered under the Investment Company Act of 1940, as an open-end management investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984. The Fund commenced investment operations on December 3, 1990. The Fund is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and California state income taxes with the minimum of risk consistent with the preservation of capital. The Fund will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a “when-issued” basis) as of the close of trading on the New York Stock Exchange, on the basis of prices provided by a pricing service which uses information with respect to transactions in comparable securities and various relationships between securities in determining values. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sales price as of the close of trading on an applicable exchange, or if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchanges.

Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on

26	Visit our website at www.jennisondryden.com

such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by Board of Trustees. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or for which the pricing service does not provide a valuation methodology, or does not present fair value, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of August 31, 2007, there were no securities whose values were adjusted in accordance with procedures approved by Board of Trustees.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Short-term securities, which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at the end of the fiscal period include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a

Dryden California Municipal Fund/California Income Series	27

Notes to Financial Statements

continued

future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.”

Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Interest Rate Swaps: The Fund may enter into interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Net interest payments/receipts are included in interest income in the Statement of Operations.

During the term of the swap, changes in the value of the swap are recorded as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

Financial future contracts, written options and swap contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

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Inverse Floaters: The Fund invests in variable rate securities commonly called “inverse floaters”. The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rates on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater’s price will be more volatile than that of a fixed-rate bond. Additionally, some of these securities contain a “leverage factor” whereby the interest rate moves inversely by a “factor” to the benchmark rate. Certain interest rate movements and other market factors can substantially affect the liquidity of inverse floating rate notes.

Floating-Rate Notes Issued in Conjunction with Securities Held: The Fund invests in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Fund enters into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Fund transfers a fixed rate bond to a broker for cash. At the same time the Fund buys (receives) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Fund. The “trust” also issues floating rate notes (“floating rate notes”), which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Fund gives the Fund the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Fund thereby collapsing the trust. In accordance with FAS Statement No. 140, the Fund’s account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Fund’s “Statement of Assets and Liabilities.”

The Fund’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such

Dryden California Municipal Fund/California Income Series	29

Notes to Financial Statements

continued

transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily dividends from net investment income and pay monthly. Distributions of net capital gains, if any, are made at least annually.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulation and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

Taxes: For federal income tax purposes, it is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with The Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to and including $1 billion and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .50 of 1% for the year ended August 31, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, Class B and Class C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, Class B and Class C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the Class A and Class C shares, respectively for the year ended August 31, 2007.

PIMS has advised the Fund that it received approximately $54,600 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2007. From these fees, PIMS paid a substantial part of such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that, for the year ended August 31, 2007, it received approximately $21,700 in contingent deferred sales charges imposed upon certain redemptions by Class B shares.

Dryden California Municipal Fund/California Income Series	31

Notes to Financial Statements

continued

PI, PIMS and PIM are indirect wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA which was renewed on October 27, 2006 provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Fund pays a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. The SCA is in the process of being renewed through October 24, 2008. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the eight-month period ended August 31, 2007.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. During the year ended August 31, 2007, the Fund incurred approximately $22,000 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Fund, excluding short-term investments, for the year ended August 31, 2007 were $93,981,797 and $112,161,493, respectively.

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Note 5. Tax Distributions and Information

In order to present undistributed net investment income, accumulated net realized gain on investments and financial futures transactions, paid-in capital in excess of par and net unrealized appreciation on investments and financial futures on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investments and financial futures transactions, paid-in capital in excess of par and net unrealized appreciation on investments and financial futures.

For the year ended August 31, 2007, the adjustments were to decrease undistributed net investment income by $202,054, increase accumulated net realized gain by $206,591, increase paid-in capital in excess of par by $10,013 and decrease net unrealized appreciation on investments and financial futures by $14,550 due to the difference in the treatment of accreting market discount between financial and tax reporting, reclassification of deferred trustee’s compensation from merger, reclassification of other merger issues and the differences in accounting treatment between book and tax relating to municipal tender option bond transactions. Net investment income, net realized gains, and net assets were not affected by this change.

Tax character of distributions paid during the year ended August 31, 2007 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$9,330,510	$239,262	$1,232,774	$10,802,546

Tax character of distributions paid during the year ended August 31, 2006 were:

Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total Distributions
$7,511,462	$276,473	$961,860	$8,749,795

As of August 31, 2007, the components of distributable earnings on a tax basis were $204,465 of tax-exempt income (includes a timing difference of $140,667 for dividends payable), and $1,275,876 of long-term capital gains, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2007 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$213,105,781	$16,975,122	$1,872,960	$15,102,162

Dryden California Municipal Fund/California Income Series	33

Notes to Financial Statements

continued

The difference between book basis and tax basis was primarily attributable to the difference in the treatment of accreting market discount and municipal tender option bond transactions for book and tax purposes.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 4%. All investors who purchase Class A shares in an amount of $1 million or more are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%, if they sell these shares within 12 months of purchase, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest for each class at $.01 par value per share.

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Transactions in shares of beneficial interest for the fiscal years ended August 31, 2007 and 2006 were as follows:

Class A	Shares	Amount
Year ended August 31, 2007:
Shares sold	950,784	$10,263,385
Shares issued in connection with the merger	6,763,486	73,797,686
Shares issued in reinvestment of dividends and distributions	463,598	5,002,269
Shares reacquired	(2,553,026)	(27,541,589)

Net increase (decrease) in shares outstanding before conversion	5,624,842	61,521,751
Shares issued upon conversion from Class B	435,015	4,741,038

Net increase (decrease) in shares outstanding	6,059,857	$66,262,789

Year ended August 31, 2006:
Shares sold	474,091	$5,160,996
Shares issued in reinvestment of dividends and distributions	324,690	3,531,797
Shares reacquired	(1,947,013)	(21,162,912)

Net increase (decrease) in shares outstanding before conversion	(1,148,232)	(12,470,119)
Shares issued upon conversion from Class B	910,954	9,973,983

Net increase (decrease) in shares outstanding	(237,278)	$(2,496,136)

Class B
Year ended August 31, 2007:
Shares sold	121,547	$1,318,697
Shares issued in connection with the merger	681,358	7,433,510
Shares issued in reinvestment of dividends and distributions	49,522	535,395
Shares reacquired	(532,993)	(5,776,593)

Net increase (decrease) in shares outstanding before conversion	319,434	3,511,009
Shares reacquired upon conversion into Class A	(434,978)	(4,741,038)

Net increase (decrease) in shares outstanding	(115,544)	$(1,230,029)

Year ended August 31, 2006:
Shares sold	87,478	$951,730
Shares issued in reinvestment of dividends and distributions	63,400	690,026
Shares reacquired	(444,945)	(4,847,278)

Net increase (decrease) in shares outstanding before conversion	(294,067)	(3,205,522)
Shares reacquired upon conversion into Class A	(910,954)	(9,973,983)

Net increase (decrease) in shares outstanding	(1,205,021)	$(13,179,505)

Dryden California Municipal Fund/California Income Series	35

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended August 31, 2007:
Shares sold	184,568	$1,993,795
Shares issued in connection with the merger	99,393	1,084,103
Shares issued in reinvestment of dividends and distributions	25,637	277,123
Shares reacquired	(241,919)	(2,619,747)

Net increase (decrease) in shares outstanding	67,679	$735,274

Year ended August 31, 2006:
Shares sold	133,933	$1,461,866
Shares issued in reinvestment of dividends and distributions	23,343	253,925
Shares reacquired	(161,666)	(1,764,120)

Net increase (decrease) in shares outstanding	(4,390)	$(48,329)

Class Z
Year ended August 31, 2007:
Shares sold	84,562	$909,518
Shares issued in connection with the merger	111,748	1,219,670
Shares issued in reinvestment of dividends and distributions	26,104	282,123
Shares reacquired	(143,975)	(1,551,368)

Net increase (decrease) in shares outstanding	78,439	$859,943

Year ended August 31, 2006:
Shares sold	233,043	$2,535,691
Shares issued in reinvestment of dividends and distributions	22,359	243,288
Shares reacquired	(225,240)	(2,449,289)

Net increase (decrease) in shares outstanding	30,162	$329,690

Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006, the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s

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financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Note 8. Reorganization

On December 15, 2006, Dryden California Municipal Fund/California Income Series, acquired all of the net assets of Dryden California Municipal Fund/California Series, pursuant to a plan of reorganization approved by the California Municipal Fund/California Series shareholders on October 13, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, and Class Z shares for the corresponding classes of Dryden California Municipal Fund/California Series.

Merged Fund		Acquiring Fund
California Series		California Income Series
Class	Shares	Class	Shares	Value
A	6,449,924	A	6,763,486	$73,797,686
B	649,784	B	681,358	7,433,510
C	94,788	C	99,393	1,084,103
Z	106,571	Z	111,748	1,219,670

The aggregate net assets and unrealized appreciation of the Merged fund immediately before the acquisition were:

Merged Fund	Total Net Assets	Net Unrealized Appreciation
California Series	$83,534,969	$7,049,746

The aggregate net assets of Dryden California Municipal Fund/California Income Series immediately before the acquisition was $166,193,812.

Dryden California Municipal Fund/California Income Series	37

Financial Highlights

	Class A
	Year Ended August 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.94

Income (loss) from investment operations:
Net investment income	.47
Net realized and unrealized gain (loss) on investments	(.30)

Total from investment operations	.17

Less Dividends and Distributions:
Dividends from net investment income	(.46)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.56)

Net asset value, end of year	$10.55

Total Return(a):	1.55%
Ratios/Supplemental Data:
Net assets, end of year (000)	$195,617
Average net assets (000)	$183,676
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.92	%(c)
Expenses, excluding distribution and service (12b-1) fees	.67	%(c)
Net investment income	4.40%
For Class A, B, C, and Z shares:
Portfolio turnover rate	43%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .89% and the expense ratio excluding 12b-1 and interest expense and fees is .64%.

See Notes to Financial Statements.

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Class A
Year Ended August 31,
2006	2005	2004	2003

$11.14	$10.95	$10.86	$11.09

.48	.46	.45	.47
(.14)	.19	.25	(.23)

.34	.65	.70	.24

(.47)	(.46)	(.45)	(.47)
(.07)	—	(.16)	—

(.54)	(.46)	(.61)	(.47)

$10.94	$11.14	$10.95	$10.86

3.18%	6.02%	6.55%	2.20%

$136,509	$141,564	$143,120	$158,120
$140,306	$141,287	$151,980	$171,193

.94%	.93%	.92%	.90%
.69%	.68%	.67%	.65%
4.33%	4.15%	4.12%	4.32%

40%	11%	38%	59%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	39

Financial Highlights

continued

	Class B
	Year Ended August 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.94

Income (loss) from investment operations:
Net investment income	.45
Net realized and unrealized gain (loss) on investments	(.30)

Total from investment operations	.15

Less Dividends and Distributions:
Dividends from net investment income	(.44)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.54)

Net asset value, end of year	$10.55

Total Return(a):	1.29%
Ratios/Supplemental Data:
Net assets, end of year (000)	$19,291
Average net assets (000)	$20,405
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.17	%(b)
Expenses, excluding distribution and service (12b-1) fees	.67	%(b)
Net investment income	4.13%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.14% and the expense ratio excluding 12b-1 and interest expense and fees is .64%.

See Notes to Financial Statements.

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Class B
Year Ended August 31,
2006	2005	2004	2003

$11.14	$10.95	$10.86	$11.09

.45	.43	.42	.45
(.14)	.19	.25	(.23)

.31	.62	.67	.22

(.44)	(.43)	(.42)	(.45)
(.07)	—	(.16)	—

(.51)	(.43)	(.58)	(.45)

$10.94	$11.14	$10.95	$10.86

2.92%	5.76%	6.29%	1.94%

$21,264	$35,061	$47,536	$57,234
$25,830	$40,894	$53,143	$65,204

1.19%	1.18%	1.17%	1.15%
.69%	.68%	.67%	.65%
4.08%	3.90%	3.87%	4.07%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	41

Financial Highlights

continued

	Class C
	Year Ended August 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$10.94

Income (loss) from investment operations:
Net investment income	.42
Net realized and unrealized gain (loss) on investments	(.30)

Total from investment operations	.12

Less Dividends and Distributions:
Dividends from net investment income	(.41)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.51)

Net asset value, end of year	$10.55

Total Return(a):	1.04%
Ratios/Supplemental Data:
Net assets, end of year (000)	$8,488
Average net assets (000)	$8,497
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.42	%(c)
Expenses, excluding distribution and service (12b-1) fees	.67	%(c)
Net investment income	3.90%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The distributor of the Series has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of the Class C shares.
(c)	The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is 1.39% and the expense ratio excluding 12b-1 and interest expense and fees is .64%.

See Notes to Financial Statements.

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Class C
Year Ended August 31,
2006	2005	2004	2003

$11.14	$10.95	$10.86	$11.09

.42	.40	.40	.42
(.14)	.19	.25	(.23)

.28	.59	.65	.19

(.41)	(.40)	(.40)	(.42)
(.07)	—	(.16)	—

(.48)	(.40)	(.56)	(.42)

$10.94	$11.14	$10.95	$10.86

2.66%	5.50%	6.03%	1.69%

$8,059	$8,251	$8,986	$9,332
$8,182	$8,726	$9,164	$9,804

1.44%	1.43%	1.42%	1.40%
.69%	.68%	.67%	.65%
3.83%	3.66%	3.62%	3.82%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	43

Financial Highlights

continued

	Class Z
	Year Ended August 31, 2007
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$10.95

Income (loss) from investment operations:
Net investment income	.50
Net realized and unrealized gain (loss) on investments	(.30)

Total from investment operations	.20

Less Dividends and Distributions:
Dividends from net investment income	(.49)
Distributions from net realized gains	(.10)

Total dividends and distributions	(.59)

Net asset value, end of year	$10.56

Total Return(a):	1.80%
Ratios/Supplemental Data:
Net assets, end of year (000)	$5,636
Average net assets (000)	$5,566
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.67	%(b)
Expenses, excluding distribution and service (12b-1) fees	.67	%(b)
Net investment income	4.64%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	The expense ratio reflects the interest and fees expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest expense and fees is .64% and the expense ratio excluding 12b-1 and interest expense and fees is .64%.

See Notes to Financial Statements.

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Class Z
Year Ended August 31,
2006	2005	2004	2003

$11.14	$10.95	$10.86	$11.09

.50	.48	.48	.50
(.12)	.19	.25	(.23)

.38	.67	.73	.27

(.50)	(.48)	(.48)	(.50)
(.07)	—	(.16)	—

(.57)	(.48)	(.64)	(.50)

$10.95	$11.14	$10.95	$10.86

3.53%	6.29%	6.82%	2.45%

$4,985	$4,737	$5,604	$6,592
$4,925	$5,101	$6,958	$6,118

.69%	.68%	.67%	.65%
.69%	.68%	.67%	.65%
4.58%	4.39%	4.36%	4.58%

See Notes to Financial Statements.

Dryden California Municipal Fund/California Income Series	45

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders of

Dryden California Municipal Fund—California Income Series:

We have audited the accompanying statement of assets and liabilities of the Dryden California Municipal Fund—California Income Series (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended August 31, 2004 were audited by another independent registered public accounting firm, whose report dated October 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2007

46	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series’ fiscal year end (August 31, 2007) as to the federal income tax status of dividends paid during such fiscal year. Accordingly, we are advising you that during its fiscal year ended August 31, 2007, dividends paid from net investment income of $.463 per Class A share, $.435 per Class B share, $.409 per Class C share and $.490 per Class Z shares were all federally tax-exempt interest dividends. In addition, the Fund paid short-term capital gains distributions of $.016 per Class A, B, C and Z shares, which are taxable as ordinary income and paid long-term capital gain distributions of $.081 per Class A, B, C and Z shares, which are taxable as such.

We wish to advise you that the corporate dividends received deduction for the Series is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Fund intends to designate 100% of the ordinary income dividends as qualified short-term gain (QSTG) under The American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS Form 1099 DIV and/or 1099 INT or substitute forms as to the federal tax status of the distributions received by you in calendar 2007.

Dryden California Municipal Fund/California Income Series	47

Management of the Series

(Unaudited)

Information pertaining to the Trustees of Dryden California Municipal Fund—California Income Series (the “Series”) is set forth below. Trustees who are not deemed to be “interested persons” of the Series, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Series are referred to as “Interested Trustees.” “Fund Complex”† consists of the Series and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (55), Trustee since 2005(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Trustee since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Trustee since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Trustee since 2003(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001- June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Trustee since 1993(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001); Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Trustee since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Trustee since 2003(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (59), President since 2003 and Trustee since 2000(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President since 1999 and Trustee since 1996(3) Oversees 141 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Series who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 1998(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Dryden California Municipal Fund/California Income Series	49

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer of the Retail Funds since 2007

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49), Assistant Treasurer since 2007

Principal occupations (last 5 years): Vice President (since 2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (44), Assistant Secretary since 2006

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since 2006

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

50	Visit our website at www.jennisondryden.com

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Trustee and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Trustees is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden California Municipal Fund/California Income Series	51

Approval of Advisory Agreements

The Board of Trustees (the “Board”) of Dryden California Municipal Fund oversees the management of the California Income Series (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-7, 2007 and approved the renewal of the agreements through July 31, 2008, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and ten-year periods ending December 31, 2006, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-7, 2007.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Dryden California Municipal Fund/California Income Series

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of California Income Series

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Retail and Institutional California Municipal Debt Funds

Visit our website at www.jennisondryden.com

Performance Universe) was in the second quartile for all periods except for the five-year period, where the Fund ranked in the first quartile. The Board further considered that the Fund’s net performance (which reflects any subsidies, expense caps or waivers) was in the second quartile for all periods. The Board also noted that the Fund outperformed its benchmark index for the one-, three, five- and ten-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s contractual management fee ranked in the Expense Group’s second quartile and that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s third quartile. The Board also noted that the Fund’s total expenses ranked in the Expense Group’s fourth quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as net assets increase, but at the current level of net assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s net assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) net assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Dryden California Municipal Fund/California Income Series

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as reputational or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included its ability to use soft dollar credits, brokerage commissions received by affiliates of PIM, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and reputational benefits. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/07
	One Year	Five Years	Ten Years
Class A	–2.52%	3.03%	4.46%
Class B	–3.54	3.45	4.60
Class C	0.07	3.36	4.34
Class Z	1.80	4.16	5.14

Average Annual Total Returns (Without Sales Charges) as of 8/31/07
	One Year	Five Years	Ten Years
Class A	1.55%	3.88%	4.89%
Class B	1.29	3.62	4.60
Class C	1.04	3.36	4.34
Class Z	1.80	4.16	5.14

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.00% (Class A shares). Gross operating expenses: Class A, 0.97%; Class B, 1.17%; Class C, 1.67%; Class Z, 0.67%. Net operating expenses apply to: Class A, 0.92%; Class B, 1.17%; Class C, 1.42%; Class Z, 0.67%, after contractual reduction through 12/31/2007.

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Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 calendar years of returns.

The graph compares a $10,000 investment in the Dryden California Municipal Fund/California Income Series (Class A shares) with a similar investment in the Lehman Brothers Municipal Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1997) and the account values at the end of the current fiscal year (August 31, 2007), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds. It gives a broad look at how long-term investment-grade municipal bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of municipal bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 4.00% and a 12b-1 fee of up to 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively for the first six years after purchase and a 12b-1 fee of up to 0.50% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for 12 months from the date of purchase and the annual 12b-1 fee will remain up to 1%. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns on investment in the graph and the returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Series distributions or following the redemption of Series shares.

Dryden California Municipal Fund/California Income Series

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Series’ investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Series. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Series’ website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon Corp.	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	P.O. Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Series carefully before investing. The prospectus for the Series contains this and other information about the Series. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden California Municipal Fund/California Income Series, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Series’ schedule of portfolio holdings is also available on the Series’ website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden California Municipal Fund/California Income Series
Share Class	A	B	C	Z
NASDAQ	PBCAX	PCAIX	PCICX	PCIZX
CUSIP	262433105	262433204	262433303	262433402

MF146E    IFS-A139685    Ed. 10/2007

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2007 and August 31, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $27,351 and $83,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $340,700 and $21,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden California Municipal Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date October 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date October 24, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 24, 2007

*	Print the name and title of each signing officer under his or her signature.